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EXHIBIT 10.32(a)
                                         Atlantic Coast Airlines
                                          Summary of Bonus Plans
                                             Amended 3/23/98

"Share the Success": Hourly

      applies to hourly workers actively employed by ACA for two full calendar quarters meeting a hours-worked requirement
      payable quarterly
      payouts require that company reach minimum quarterly financial targets for quarter if profit margin  target  achieved,  each  employee  automatically receives  $150  employee  receives  $50 for each  month  that ACA meets or exceeds each of certain operational goals
     (flight completion, on-time departures, mishandled baggage)
      $25 if certain lesser threshold is achieved

"Share the Success": Salaried

      applies to exempt employees
      payable annually
      payouts up to 30% of salary depending on management level
      payouts depend on two factors: operating profit margin and operational performance (completion factor, on-time departures, mishandled baggage)
      for each factor, payouts depend on whether company attains the "threshold achievement" or  the higher "target achievement"
      payout highest if, in addition certain operating profit achieved potential maximum payout represents varying percentage of salary depending on management level



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